SIGNATURE PAGE OF PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
                                       FOR
                                PATRICK MORIARITY

                       INDIVIDUAL INVESTOR SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

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                                    NUMBER OF SHARES 60,000 x $0.125 = $ 7,500
                                                     ------   ------     ------
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

       X   /s/ Patrick Moriarity
      ----------------------------------------        --------------------------------
      Signature                                       Signature (if purchasing jointly)

         Patrick Moriarity
      ----------------------------------------        --------------------------------
      Name Typed or Printed                           Name Typed or Printed

         161 Wheelers Lane
      ----------------------------------------        --------------------------------
      Address                                         Address

      Kings Heath, Birmingham B13 0SU UK
      ----------------------------------------        --------------------------------
      City, State and Zip Code                        City, State and Zip Code


      Telephone - Business                            Telephone - Business


      Telephone - Residence                           Telephone - Residence


      Facsimile - Business                            Facsimile - Business


      Facsimile - Residence                           Facsimile - Residence


      Tax ID# or Social Security                      Tax ID# or Social Security

Name in which Shares should be issued:    Patrick Moriarity
                                      ------------------------------------------

Dated:
         -----------------------------------

This Subscription Agreement is agreed to and accepted as of   October 28, 2000
                                                             -------------------

                                    IGOHEALTHY.COM, INC.

                                            /s/ Bill Glaser
                                            ------------------
                                    Name:  Bill Glaser
                                    Title: Secretary and Chief Operating Officer


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